SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013
POLAR PETROLEUM CORP.
(Exact name of Company as specified in its charter)

Nevada	333-174433	36-4697119
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4300 B Street, Suite 505 Anchorage Alaska 99503 (Address of principal executive offices)

Phone: (907) 561-3001
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

North Point Thomson Property

           On May 31, 2013, Polar Petroleum Corp., a Nevada corporation (the “Company”) through its wholly-owned subsidiary Polar Petroleum (AK) Corp., entered into a Purchase Agreement (the “Agreement”) by and amongst, Daniel K. Donkel (“Mr. Donkel”) and Samuel H. Cade (“Mr. Cade”) to acquire a 100% Working Interest (“WI”) in 12 offshore oil and gas leases in that certain Property known as the North Point Thomson Property (the “Property”) which is comprised of approximately 19,662 acres, located in Alaska’s North Slope region, encompassing State of Alaska Oil and Gas Leases ADL numbers 392123 - 392134.  Pursuant to the terms and conditions of the Agreement, the Company, shall acquire the Property through a lease purchase agreement that reserves a combined overriding royalty of 4% for Mr. Donkel and Mr. Cade and royalties for the State of Alaska of 12.5% for 7 of the leases and 16.67% for 5 of the leases, for a total purchase price of One Million One Hundred Thousand Dollars ($1,100,000) (the “Purchase Price”).  The Purchase Price is payable as follows: (i) One Hundred Thousand ($100,000) dollars at closing, and (ii) the remaining One Million ($1,000,000) being evidenced by a promissory note (the “Note”) that provides for eight (8) quarterly payments of $125,000 plus interest at a rate of 0.30% per annum, the first quarterly payment on the Note being due on or before September 14, 2013. The Agreement and Note were executed on May 31, 2013.

The foregoing summary description of the terms of the Agreement and Note may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which are filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 2.03 Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On June 3, 2013, the Company issued a Press Release regarding the aforementioned Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Purchase Agreement by and amongst Polar Petroleum (AK) Corp., and Daniel K. Donkel and Samuel H. Cade dated May 31, 2013.
99.1	Press Release Dated June 3, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAR PETROLEUM CORP.
Date: June 4, 2013	By:	/s/ Daniel Walker
Daniel Walker
President & CEO